                               POWER OF ATTORNEY

         I do hereby constitute and appoint, or any one Phillip S. Gillespie,
Mitchell J. Lindauer and Kathleen T. Ives of them, my true and lawful attorneys to execute registration statements to be filed with the Securities and Exchange
Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act")
and/or the Investment Company Act of 1940, as amended (the "1940 Act") and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable Oppenheimer Variable Account Funds
(the "Trust") to comply with the 1933 Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, including specifically, but without limitation, power and authority to sign for me in the capacity indicated below, the Trust's registration statement on Form N-14 relating to the portfolio combination listed below and any amendments (including pre-effective or post-effective amendments) thereto;
and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.

Portfolio Combination:
         Panorama Government Securities Portfolio into Oppenheimer Core Bond
         Fund/VA

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 26th day of February, 2008.

/s/ William L. Armstrong                /s/ Richard F. Grabish
__________________________              _________________________
William L. Armstrong                    Richard F. Grabish

/s/ George C. Bowen                     /s/ Beverly L. Hamilton
__________________________              _________________________
George C. Bowen                         Beverly L. Hamilton

/s/ Edward Cameron                      /s/ Robert J. Malone
__________________________              _________________________
Edward Cameron                          Robert J. Malone

/s/ Jon S. Fossel                       /s/ F. William Marshall, Jr.
__________________________              _________________________
Jon S. Fossel                           F. William Marshall, Jr.

/s/ Sam Freedman                        /s/ John V. Murphy
__________________________              _________________________
Sam Freedman                            John V. Murphy

           /s/ Kathleen Ives
Witness:  _____________________
           Kathleen Ives
           Assistant Secretary